PROSPECTUS

Syntax ETF Trust (the “Trust”)

Syntax Stratified LargeCap ETF (SSPY)

October 23, 2018, as revised November 28, 2018

Principal U.S. Listing Exchange: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. It is possible to lose money by investing in the Fund.

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Syntax Stratified LargeCap ETF

OBJECTIVE

The Syntax Stratified LargeCap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies in the Syntax Stratified LargeCap Index (the “Index”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.45%
Fee Waiver/Expense Reimbursement[2]	0.15%
Total annual Fund operating expenses after Fee Waiver/Expense Reimbursement[2]	0.30%

(1) Other expenses have been estimated for the current fiscal year. Actual expenses may be different.

(2) Syntax Advisors, LLC (the “Adviser”) has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund) do not exceed 0.30%. Subject to approval by the Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within 36 months following the month in which fees are waived or reimbursed, if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. These arrangements cannot be terminated prior to one year from the effective date of this prospectus without the approval of the Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their

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purchases and sales of Fund shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$31	$129

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

PRINCIPAL STRATEGY

In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund generally invests substantially all, and at least 95% of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days’ notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

The Index, which was created by Syntax, LLC, an affiliate of the Fund’s investment adviser, is the stratified-weight version of the widely used S&P 500® Index and holds the same constituents as the S&P 500. “Stratified-weight” refers to the weighting methodology of the Index and is the method by which Syntax diversifies its indices by hierarchically grouping and distributing the weight of constituent companies that share “Related Business Risks”. Related Business Risk occurs when two or more companies’ earnings are affected by the same fundamental drivers. The process of identifying, grouping, and diversifying across related business risk is called stratification. The Index rebalances quarterly on the third Friday of each month and will typically include 500 components equally allocated across eight industry sectors: consumer, energy, financials, food, healthcare, industrials, information, and information tools. The market capitalization of companies in the S&P 500® Index as of September 28, 2018 was between $1,035.8 billion and $1.7 billion.

Please see the Additional Strategies Information section of the Fund’s prospectus for more information on the methodology of the Syntax Indices.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund.

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EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

LARGE-CAPITALIZATION SECURITIES RISK: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies can be subject to more abrupt or erratic share price changes than larger, more established companies, are more vulnerable to adverse business and economic developments, and are more thinly traded relative to those of larger companies.

INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. For example, the Adviser may anticipate that it may take several business days for additions and deletions to an Index to be reflected in the portfolio composition of the Fund.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

MARKET TRADING RISK: The Fund is a new Fund and faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV.

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FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how its average annual returns for certain time periods compare with the average annual returns of a broad measure of market performance. The Fund’s performance information, from January 1, 2015 to the Fund’s commencement of operations, is that of the 500 Series of the Syntax Index Series LP, a privately offered account, which was the predecessor of the Fund.

The returns were calculated using the methodology the SEC requires of registered funds. However, since the 500 Series did not calculate its returns on a per share basis, its returns have been calculated on its total net asset value. Neither the 500 Series’ nor the Fund’s past performance (before and after taxes) is necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling (866) 972-4492 or visiting our website at www.SyntaxAdvisors.com.

The 500 Series had investment objectives, policies and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund, which means that it also complied with the investment guidelines and restrictions of the Index. The investment adviser for the Fund was the investment adviser for the 500 Series for the entire period from January 1, 2015 until the Fund’s commencement of operations for which performance information is shown below. The 500 Series is expected to be reorganized into the Fund as of the date of the Fund’s commencement of operations as a tax-free conversion.

As a registered investment company, the Fund is subject to certain restrictions under the Investment Company Act of 1940 (the “1940 Act”) and the Internal Revenue Code of 1986 (the “Internal Revenue Code”) which did not apply to the 500 Series. If the 500 Series had been subject to the provisions of the 1940 Act and the Internal Revenue Code, its performance could have been adversely affected. However, these restrictions are not expected to have a material effect on the Fund’s investment performance.

The performance information of the 500 Series is net of all fees and expenses. The Fund may be subject to higher fees and expenses, which would negatively impact performance.

Consistent with the rules of the Index, the 500 Series held, and the Fund holds, underlying securities that coincide with the securities chosen by the Index in appropriate pre-set weights. Trading in securities undertaken for the 500 Series by the Fund’s portfolio manager during the prior privately offered investment period, was the addition or deletion of portfolio securities made in order to track the constituents under the same criteria as those of the Index during the quarterly constituent selection process. Rebalancing and tracking, quarterly, of the underlying securities into the pre-set weights during the privately offered period were also executed as determined by the Fund’s Index as contemplated by both the Fund’s investment strategies and the Index that the Fund is designed to track.

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* Performance from January 1, 2015 to the Fund’s commencement of operations is that of the 500 Series of Syntax Index Series LP.

The year to date return of the Fund as of September 30, 2018 is 7.62%.

Highest Quarterly Return	Fourth Quarter 2017	6.25%
Lowest Quarterly Return	Third Quarter 2015	-7.32%

Average Annual Total Returns (for periods ending 12/31/17)*

	One Year	Since Inception (1/1/15)
Return Before Taxes	19.73%	10.42%
Return After Taxes on Distributions**	n/a%	n/a%
Return After Taxes on Distributions and Sale of Fund Shares**	n/a%	n/a%
S&P 500® Index	21.83%	11.41%

(Index returns reflect no deduction for fees, expenses or taxes)

* Performance from January 1, 2015 to the Fund’s commencement of operations is that of the 500 Series of Syntax Index Series LP.

**The 500 Series was an unregistered limited partnership that did not qualify as a registered investment company for federal income tax purposes and did not pay dividends or distributions. Due to this different tax treatment, after tax returns of the 500 Series are not available.

The after-tax returns presented in the table above are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ

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from those shown above. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

PORTFOLIO MANAGEMENT

Investment Adviser

Syntax Advisors, LLC serves as the investment adviser to the Fund.

Sub-Adviser

Vantage Consulting Group serves as the investment sub-adviser to the Fund.

Portfolio Manager

The professional primarily responsible for the day-to-day management of the Fund is:

Name	Start Date
James Thomas Wolfe	Since the Fund’s inception.

PURCHASE AND SALE OF FUND SHARES

Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem Shares that have been aggregated into blocks of 25,000 Shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

TAX INFORMATION

The Fund's distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL STRATEGIES INFORMATION

Please see “Principal Strategy” section under “Fund Summary” above for a complete discussion of the Fund's principal investment strategies.

The Index was developed and is maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent company of the S&P 500® Index; and (2) the Index is calculated by S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) based on methodology proprietary to Syntax, LLC an affiliate of the investment adviser (the “Index Provider”), using a stratification methodology. The Index Provider publishes information regarding the market value of the Index. For more information, please visit the Fund’s website at www.SyntaxAdvisors.com.

Syntax Indices utilize a proprietary functional information system (“FIS”) developed by Syntax, LLC, an affiliate of Syntax Advisors, LLC, the Fund’s investment adviser, to categorize, group, and stratify constituent securities to create stratified-weighted indices. FIS is a patented technology for mapping economic relationships between the constituent securities of the Index and for managing concentrations of related business risks. Related business risks are not based on companies’ capitalization or past performance, but rather, are based on each company’s current business functions and the functional economic relationships between them. By identifying these underlying business relationships – common suppliers, customers, competitors, products, etc. – FIS identifies shared business risks in a securities portfolio. When financial indices lack tools for identifying these risks, they can become highly exposed to groups of companies that share related business risks.

FIS makes it possible to control for risks shared by groups of related companies by: 1) organizing companies that share related business risks into well-defined functional groups; and 2) weighting these groups to spread exposure across these underlying risks. Other commonly used industry and sector classifications like Global Industry Classification Standard (“GICS”) and Standard Industrial Classification (“SIC”) lack codified definitions and instead simply group together companies that “seem similar”. Syntax’s FIS-based industries are engineered to minimize performance distortions caused by the uncontrolled risk exposures that are present in cap-weighted financial indices. FIS-based sectors effectively group and limit weighting in companies that have shared business functions that can make them perform similarly when events happen to change expectations in a given part of the economy.

The investment objective of every Syntax Index is to deliver returns consistent with the performance objectives of the underlying companies that make up the index. By using FIS and stratification to control for related business risks, Syntax Indices are designed to improve the tracking of the actual medium-to long-term performance of groups of companies and provide results that are the product of effective diversification, rather than the overweighting of one or more outperforming group. Because FIS defines the functional parts of the economy, Syntax Indices are built as a more stable composite of those functional parts. While the major cap-weighted indices are designed to be a proxy for the total market, Syntax, LLC believes that the Syntax Indices serve as a better basis for medium-to-long-term investments in index-tracking funds.

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The Adviser seeks to track the performance of the Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect the Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree of correlation.

These situations should be rare in U.S. large and mid-cap companies, but in the event that a bankruptcy or other event occurs making a security illiquid, the Adviser intends to allocate to other similar holdings in the portfolio.

The Board of Trustees (the “Board”) of Syntax ETF Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated in this Prospectus or in the SAI. The Board may not change the Fund's investment objective without shareholder approval.

ADDITIONAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund Summary along with additional risk information.

Equity Securities Risk: The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

Small- And Mid-Capitalization Securities Risk: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies can be subject to more abrupt or erratic share price changes than larger, more established companies, are more vulnerable to adverse business and economic developments, and are more thinly traded relative to those of larger companies.

Index Tracking Risk: There is a risk that the performance of the Fund may diverge from performance of its underlying Index as a result of tracking error. Tracking error may occur because of the differences between the securities held in the Fund’s portfolio and those included in the Index. Tracking error may also occur because of pricing differences, transaction costs, the

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Fund holding uninvested cash, differences in the timing of the accrual of dividends, changes to the Index or the costs of complying with various new or existing regulatory requirements. Additionally, tracking error may result because the Fund incurs fees and expenses, while the Index does not.

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of its underlying Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

Market Trading Risk:

Absence of Active Market. Although Shares of the Fund are listed for trading on one or more stock exchanges, the Fund is a new fund and there can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants.

Risk of Secondary Listings. The Fund's Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's Shares will continue to trade on any such stock exchange or in any market or that the Fund's Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's Shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Shares are not Individually Redeemable

Shares may be redeemed at NAV by the Fund only in large lot sizes known as “Creation Units”, which are expected to be worth in excess of one million dollars each. The Trust may not redeem Shares in fractional Creation Units. Only certain large institutions that enter into agreements with the Distributor are authorized to transact in Creation Units with the Fund. These entities are referred to as “Authorized Participants.” All other persons or entities transacting in Fund Shares must do so in the secondary market.

Additional Non-Principal Risks

Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem Shares. At such times, Fund Shares

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may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Shares of the Fund may trade at prices other than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund's most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings. The trading price of the Fund's Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund Shares and the underlying value of the Fund's portfolio holdings or NAV. Also, in times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market for Shares of the Fund and in executing purchase or redemption orders. As a result, the trading prices of the Fund's Shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because Shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), Syntax believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term. While the creation/redemption feature is designed to make it more likely that the Fund's Shares normally will trade on stock exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers or Authorized Participants, or to market participants or during periods of significant market volatility, may result in trading prices for Shares of the Fund that differ significantly from its NAV.

Costs of Buying or Selling Fund Shares. Buying or selling Fund Shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund Shares (the “bid” price) and the price at which they are willing to sell Fund Shares (the “ask” price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

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Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

U.S. Tax Risks: To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements. If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) for that year would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions would be taxable to its shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits. The tax treatment of certain derivatives is unclear for purpose of determining the Fund’s tax status.

MANAGEMENT

BOARD OF TRUSTEES.  The Board of Trustees is responsible for overseeing the management and business affairs of the Fund. The Board oversees the operations of the Fund by its officers. The Board also reviews management of the Fund’s assets by the investment adviser and sub-adviser. Information about the Board of Trustees and executive officers of the Fund is contained in the SAI.

ADVISER.  Syntax Advisors, LLC (“Syntax” or the “Adviser”) serves as the investment adviser to the Fund and, subject to the supervision of the Board, is responsible for the investment management of the Fund, executed through the selection of the Sub-Adviser for portfolio management and other agreed upon activities. Syntax has been a registered investment adviser since April 21, 2017. Syntax is owned by Syntax, LLC and is controlled by Rory Riggs. As the Fund’s investment adviser, Syntax provides an investment management program for the Fund and manages the investment of the Fund’s assets through sub-advisory relationships. The Adviser’s principal business address is 110 East 59th Street, 31st Floor, New York, NY 10022.

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For the services provided to the Fund under the Investment Advisory Agreement, the Fund expects to pay the Adviser the annual fee set forth below, which is based on a percentage of the Fund’s average daily net assets.

Fund	Advisory Fee
Syntax Stratified LargeCap ETF	0.45%

Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Fund, except (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, (x) extraordinary expenses of the Fund and (xi) fees payable to the Adviser. The payment or assumption by the Adviser of any expense of the Fund that the Adviser is not required by the Investment Advisory Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

Contractual arrangements have been made with Syntax, through one year from the effective date of this prospectus, to waive fees and/or reimburse fund expenses to the extent that the Fund’s total operating expenses exceed the rates below, excluding, as applicable, (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund. These arrangements cannot be terminated prior to one year from the effective date of this prospectus, without the approval of the Fund’s Board of Trustees. Syntax is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap. The Fund may only make repayments to the Syntax if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the Fund’s net expense ratio in place at the time such amounts were waived; and (2) the Fund’s current net expense ratio (before recoupment).

Fund	Total Operating Expenses after Waiver/Reimbursement
Syntax Stratified LargeCap ETF	0.30%

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SUB-ADVISER.  Pursuant to an investment sub-advisory agreement with Syntax, Vantage Consulting Group (“Vantage” or the “Sub-Adviser”) serves as the sub-adviser to the Fund and performs the day to day management of the Fund and places orders for the purchase and sale of securities for the Fund. For its services to the Fund, the Sub-Adviser is compensated by Syntax. The Sub-Adviser has been a registered investment adviser since June 2, 1986 and is owned by Mark T. Finn. As of December 31, 2017, the Sub-Adviser managed approximately $2.4 billion in assets. The Sub-Adviser’s principal business address is 3500 Pacific Ave. Virginia Beach, VA 23451.

A discussion regarding the Board’s consideration of the investment advisory and sub-advisory agreements will be found in the Trust’s next Annual or Semi-Annual Report to Shareholders, as applicable.

PORTFOLIO MANAGER.  The Fund is managed by the portfolio manager listed below.

Portfolio Manager	Business Experience over Past 5 Years
James Thomas Wolfe	Mr. Wolfe currently serves as portfolio manager. He has held a variety of positions since joining Vantage in 1988 including trader, operations manager, and systems developer specializing in quantitative modeling, and he is currently head trader. Mr. Wolfe is an investment professional with over 25 years of experience. Mr. Wolfe received his BA from Virginia Wesleyan College in 1983 and an MBA from the College of William and Mary in 1989.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund is available in the SAI.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company is the Administrator for the Fund, the Transfer Agent to the Fund and the Custodian for the Fund's assets.

Distributor

Foreside Fund Services, LLC (the “Distributor”) is the distributor of the Fund Shares. The Distributor will not distribute Fund Shares in less than Creation Units, and it does not maintain a secondary market in the Fund Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Fund Shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the independent registered public accounting firm for the Trust.

Independent auditors

Ernst & Young, Dublin, Ireland, serves as the independent auditors for the Syntax 500 Series of Syntax Index Series, LP.

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Legal Counsel

Chapman and Cutler LLP serves as legal counsel to the Trust and the Fund.

INDEX/TRADEMARK LICENSES AND DISCLAIMER

Syntax, LLC, the Index Provider, is affiliated with the Trust and the Adviser. The Adviser (“Licensee”) has entered into license agreements with the Index Provider pursuant to which the Adviser pays a fee to use the Index. The Adviser is sub-licensing rights to the Index to the Fund at no charge.

The Syntax Stratified LargeCap Index (the “Index”) is the property of Syntax, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Index. The Index is not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third-party licensors, including Standard & Poor's Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Syntax, LLC. S&P® is a registered trademark of Standard & Poor's Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to Syntax, LLC with respect to the Index is the licensing of the S&P 500® Index and its constituents, certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN EXCEPT THOSE ARISING FROM FRAUD OR GROSS NEGLIGENCE ON THE PART OF S&P. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE

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OR USE OR AS TO RESULTS TO BE OBTAINED BY SYNTAX, LLC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

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ADDITIONAL PURCHASE AND SALE INFORMATION

The Shares are listed for secondary trading on NYSE Arca, Inc. (the “Exchange”) and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of the Fund’s Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund’s net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of the Fund’s Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Information showing the number of days the market price of the Fund’s Shares was greater than the Fund’s net asset value and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.SyntaxAdvisors.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the Fund. The IOPV calculations are estimates of the value of the Fund’s net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Share of the Fund, which is calculated only once a day. Neither the Fund, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Fund does not impose any restrictions on the frequency of purchases and redemptions; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would occur, for example from an investor’s efforts to take advantage of a potential arbitrage opportunity, and would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in the large quantities of Creation Units available only from the Fund directly, and that most

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trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by shareholders would result in negative impact to the Fund or its shareholders.

BOOK ENTRY. Shares of the Fund are held in book-entry form and no stock certificates are issued. The Depository Trust Company (“DTC”), through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of the Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS.  As a shareholder, you are entitled to your share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividend distributions, if any, for the Fund are generally distributed to shareholders annually, but may vary significantly from period to period. Net capital gains for the Fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Distributions in cash may be reinvested automatically in additional whole Fund Shares only if the broker through whom you purchased Shares makes such option available. Distributions

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which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

U.S. FEDERAL INCOME TAXATION

The following is a summary of certain U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), U.S. Treasury Department regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as in effect on the date of this Prospectus and all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds Shares as capital assets within the meaning of the Internal Revenue Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund, and does not address the consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, tax-exempt shareholders, those who hold Fund Shares through an IRA, 401(k) plan or other tax-advantaged account, and, except to the extent discussed below, “non-U.S. shareholders” (as defined below). This discussion does not discuss any aspect of U.S. state, local, estate, and gift, or non-U.S., tax law. Furthermore, this discussion is not intended or written to be legal or tax advice to any shareholder in the Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state and local, and non-U.S., tax consequences of investing in Shares, based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the U.S. Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country or other taxing jurisdiction. The following information supplements, and should be read in conjunction with, the section in the SAI entitled “U.S. Federal Income Taxation.”

Tax Treatment of the Fund

The Fund intends to qualify and elect to be treated as a separate “regulated investment company” (a “RIC”) under the Internal Revenue Code. To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its

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“investment company taxable income” (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any.

As a RIC, the Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Internal Revenue Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The remainder of this discussion assumes that the Fund will qualify for the special tax treatment accorded to RICs.

The Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, plus 100% of any undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions necessary to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

The Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct currently a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the existing cash assets of the Fund or cash generated from selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax Treatment of Fund Shareholders

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to “U.S. shareholders.” For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Fund Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for

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U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) the trust has a valid election in place to be treated as a U.S. person.

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property, and regardless of whether they are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (except, as discussed below, qualified dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. To the extent designated as capital gain dividends by the Fund, distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses (“net capital gain”) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualified dividend income are, to the extent of the Fund’s current and accumulated earnings and profits, taxed to certain non-corporate Fund shareholders at the rates generally applicable to long-term capital gain, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks. Substitute payments received on Fund Shares that are lent out will be ineligible for being reported as qualified dividend income.

The Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, the Fund shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis in the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s tax basis in its Shares of the Fund, and generally as capital gain thereafter.

In addition, high-income individuals (and certain trusts and estates) generally will be subject to a 3.8% Medicare tax on “net investment income” in addition to otherwise applicable U.S. federal income tax. “Net investment income” generally will include dividends (including capital gain

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dividends) received from the Fund and net gains from the redemption or other disposition of Shares. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale or exchange of Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the sale or exchange of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of the Fund as part of a Creation Unit where the creation is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Fund Shares applicable to “non-U.S. shareholders.” For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of Fund Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law and is for general information only. It addresses only selected, and not all, aspects of U.S. federal income taxation.

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With respect to non-U.S. shareholders of the Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty), subject to certain exceptions for “interest-related dividends” and “short-term capital gain dividends” discussed below. U.S. federal withholding tax generally will not apply to any gain realized by a non-U.S. shareholder in respect of the Fund’s net capital gain. Special rules apply with respect to dividends of the Fund that are attributable to gain from the sale or exchange of “U.S. real property interests.”

In general, all “interest-related dividends” and “short-term capital gain dividends” (each defined below) will not be subject to U.S. federal withholding tax, provided that the non-U.S. shareholder furnished the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholder’s non-U.S. status and the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. “Interest-related dividends” generally means dividends designated by the Fund as attributable to such Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income. “Short-term capital gain dividends” generally means dividends designated by the Fund as attributable to the excess of such Fund’s net short-term capital gain over its net long-term capital loss. Depending on its circumstances, the Fund may treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

In general, subject to certain exceptions, non-U.S. shareholders will not be subject to U.S. federal income or withholding tax in respect of a sale or other disposition of Shares of the Fund.

To claim a credit or refund for any Fund-level taxes on any undistributed net capital gain (as discussed above) or any taxes collected through back-up withholding (discussed below), a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to do so.

Back-Up Withholding.

The Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in the Fund) may be required to report certain information on the Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) at a current rate of 28% from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding, and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholder’s U.S. federal income tax liability.

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Foreign Account Tax Compliance Act

The U.S. Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30% withholding tax on “withholdable payments” (defined below) made to (i) a “foreign financial institution” (“FFI”), unless the FFI enters into an agreement with the IRS to provide information regarding certain of its direct and indirect U.S. account holders and satisfy certain due diligence and other specified requirements, and (ii) a “non-financial foreign entity” (“NFFE”) unless such NFFE provides certain information about its direct and indirect “substantial U.S. owners” to the withholding agent or certifies that it has no such U.S. owners. The beneficial owner of a withholdable payment may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into several intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA.

Withholdable payments generally include, among other items, (i) U.S.-source interest and dividends, and (ii) gross proceeds from the sale or disposition, occurring on or after January 1, 2019, of property of a type that can produce U.S.-source interest or dividends.

The Fund may be required to impose a 30% withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder and, if it is a non-U.S. shareholder, if the non-U.S. shareholder has “substantial U.S. owners” and/or is in compliance with (or meets an exception from) FATCA requirements. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. The Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisors regarding the potential application of FATCA with respect to their own situation.

For a more detailed tax discussion regarding an investment in the Fund, please see the section of the SAI entitled “U.S. Federal Income Taxation.”

GENERAL INFORMATION

Syntax ETF Trust was organized as a Delaware statutory trust on June 27, 2013. If shareholders of the Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust’s form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective series of the Trust and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order

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issued to the Trust, including that such investment companies enter into an agreement with the Trust.

From time to time, the Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund’s Shares was greater than the Fund’s NAV per Share (i.e. at a premium) and the number of days it was less than the Fund’s NAV per Share (i.e. at a discount) for various time periods is available by visiting the Fund’s website at www.SyntaxAdvisors.com.

CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser and Foreside Financial Group, LLC (on behalf of Foreside Fund Officer Services, LLC) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser. Each code of ethics is on public file with, and is available from, the SEC.

DISTRIBUTION PLAN

The Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund’s average daily net assets may be made for the sale and distribution of its Shares. However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan fee at this time. The 12b-1 Plan fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because Rule 12b-1 fees are paid out of the Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of sales charges.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by NYSE Arca, Inc. NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Fund.

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For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

FINANCIAL HIGHLIGHTS

Financial Highlights are not included in this Prospectus because the Fund has not commenced operations prior to the date of this Prospectus.

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WHERE TO LEARN MORE ABOUT THE FUND

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. The Fund’s SAI and, when available, the annual and semi-annual reports to shareholders, each of which will be filed with the SEC, provide more information about the Fund. The SAI contains the financial statements of the 500 Series for the years ended December 31, 2015, 2016 and 2017, which should be read in conjunction with this Prospectus. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year, as applicable. The SAI and the financial statements included in the Trust’s annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, Three Canal Plaza, Suite 100, Portland, Maine, 04101, by visiting the Fund’s website at www.SyntaxAdvisors.com or by calling the following number: (866) 972-4492.

Investor Information:

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC’s Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholder inquiries may be directed to the Fund in writing to Syntax Advisors, LLC at 110 East 59th Street, 31st Floor, New York, NY 10022 or by calling the Investor Information number listed above.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of the Fund's Shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Trust or the Fund. Neither the delivery of this Prospectus nor any sale of Shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Investment Company Act File No.:

811-23227

28